UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2021, at the Annual Meeting of Stockholders of ExlService Holdings, Inc. (the “Company”), the Company’s stockholders voted on the following items: (1) the election of all nine members of the Company’s board of directors (the “Board”), (2) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2021, and (3) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”).

Proposal 1. Each of the nine nominees for election to the Board was duly elected to serve as a director for a term of one year, until the 2022 annual meeting of stockholders, or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Garen Staglin	30,046,438	741,749	11,255	1,002,925
Rohit Kapoor	30,597,382	190,765	11,295	1,002,925
Anne Minto	30,372,268	408,569	18,605	1,002,925
Som Mittal	30,376,687	411,510	11,245	1,002,925
Clyde Ostler	29,976,629	811,558	11,255	1,002,925
Vikram Pandit	30,088,859	699,338	11,245	1,002,925
Kristy Pipes	30,208,274	579,913	11,255	1,002,925
Nitin Sahney	29,871,708	916,489	11,245	1,002,925
Jaynie Studenmund	29,355,402	1,432,810	11,230	1,002,925

Proposal 2. The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2021 was approved. The final results of the voting were as follows:

For	Against	Abstain
30,655,333	1,113,813	33,221

Proposal 3. The Say-on-Pay proposal was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
30,516,208	264,056	19,178	1,002,925

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 16, 2021	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Senior Vice President, General Counsel and Secretary